Exhibit 10.9

SIXTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS SIXTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (the “Sixth Amendment”) is made and entered into this 22nd day of March, 2019 by and between ANDREA ELECTRONICS CORPORATION (the “Company”), a New York corporation, and DOUGLAS J. ANDREA (the “Executive”).

WHEREAS, the Company and the Executive are parties to an Executive Employment Agreement dated as of August 1, 2014, as amended (collectively with all amendments, the “Agreement”), which provides that the Agreement would terminate on January 31, 2019, unless extended under its terms;

WHEREAS, the Company desires to continue to employ the Executive as the Chief Executive Officer of the Company and the Executive wishes to accept such continued employment under the terms and conditions set forth in the Agreement, as further modified by this Sixth Amendment; and

WHEREAS, the parties desire to retroactively extend the term of the Agreement until July 31, 2019, subject to the terms of this Sixth Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a “Party” and together the “Parties”) agree as follows:

1. Amendment.

The term of the Agreement is hereby extended for the period beginning on January 31, 2019 and ending on July 31, 2019.

2. Ratification.

Except as modified and amended by this Sixth Amendment, the Parties hereto hereby agree and confirm that the Agreement remains in full force and effect.

3. Counterparts.

This Sixth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amendment as of March 22, 2019

ANDREA ELECTRONICS CORPORATION

By:	/s/ Gary A. Jones
Gary A. Jones
Director

By:	/s/ Louis Libin
Louis Libin
Director

By:	/s/ Joseph J. Migliozzi
Joseph J. Migliozzi
Director

By:	/s/ Jonathan D. Spaet
Jonathan D. Spaet
Director

EXECUTIVE

/s/ Douglas J. Andrea
Douglas J. Andrea